Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

Preliminary proxy statement filed with the U.S. Securities and Exchange Commission and made available on website.

Denver, Colorado - January 25, 2016:

In connection with its proposed acquisition (the "Acquisition") of all outstanding issued and to be issued shares of Cable and Wireless Communications Plc ("CWC") (LSE: CWC), the terms of which were set out in an announcement by the Liberty Global Directors and CWC Directors on 16 November 2015 (the "2.7 Announcement"), Liberty Global plc ("Liberty Global") (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) announces that, on 22 January 2016, it has filed a preliminary proxy statement on Schedule 14A (the "Preliminary Proxy Statement") in the United States with the U.S. Securities and Exchange Commission (the "SEC").

Once finalized and cleared by the SEC, a definitive proxy statement, containing a notice convening the Liberty Global General Meeting, will be mailed to the Liberty Global Shareholders to seek the approval of the requisite majorities thereof for the issuance of shares in the capital of Liberty Global necessary to implement the Acquisition and the acquisition by Liberty Global of CWC Shares from Columbus Holding LLC, which constitutes a substantial property transaction pursuant to the Companies Act 2006.

A copy of the Preliminary Proxy Statement will be made available on Liberty Global's website, as required by Rule 26.1 of the City Code on Takeovers and Mergers.

Capitalised terms used but not otherwise defined in this announcement shall have the meanings given to them in the 2.7 Announcement.

Further Information

A copy of this announcement will be made available on Liberty Global's website at www.libertyglobal.com.

This announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer, invitation, inducement or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of or exercise rights in respect of any securities, or the solicitation of any vote or approval of an offer to buy securities in any jurisdiction, pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities of CWC or Liberty Global pursuant to the Acquisition in any jurisdiction in contravention of applicable law.
This announcement does not constitute a prospectus or prospectus-equivalent document.

Investors should note that, in connection with the Acquisition, Liberty Global is required to disclose, which may be on a daily basis, certain information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the Acquisition. This information may be material to investors in connection with the Acquisition. This information will be posted on our website and will be released through the Regulatory News Service in the UK, as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:

http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.

Overseas jurisdictions
The release, publication or distribution of this announcement in jurisdictions other than the United Kingdom and the ability of CWC Shareholders who are not resident in the United Kingdom to participate in the Acquisition may be restricted by laws and/or regulations of those jurisdictions. In particular, the ability of persons who are not resident in the United Kingdom to vote their CWC Shares with respect to the Scheme at the Court Meeting, or to execute and deliver forms of proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. This announcement has been prepared for the purpose of complying with English law, the Code and the Listing Rules of the Financial Conduct Authority and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside the United Kingdom.
Unless otherwise determined by Liberty Global and CWC or required by the Code and permitted by applicable law and regulation, the Acquisition will not be made, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws of that jurisdiction and no person may vote in favour of the Acquisition by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this announcement and any formal documentation relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. If the Acquisition is implemented by way of an Offer (unless otherwise permitted by applicable law and regulation), the Offer may not be made, directly or indirectly, in or into, or by the use of mails or any means or instrumentality (including, but not limited to, facsimile, email or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of, any Restricted Jurisdiction and the Offer may not be capable of acceptance by any such use, means, instrumentality or facilities.
The availability of New Liberty Global Class A Ordinary Shares, New Liberty Global Class C Ordinary Shares, New LiLAC Class A Ordinary Shares and New LiLAC Class C Ordinary Shares under the Acquisition to CWC Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdiction in which they are resident. In particular, securities to be issued pursuant to the Acquisition have not been and will not be registered under the relevant securities laws of Japan and the relevant clearances have not been, and will not be, obtained from the securities commission of any province of Canada. No prospectus in relation to the securities to be issued pursuant to the Acquisition has been, or will be, lodged with, or registered by, the Australian Securities and Investments Commission. Accordingly, such securities are not being, and may not be, offered, sold, resold, delivered or distributed, directly or indirectly in or into Australia, Canada or Japan or any other jurisdiction if to do so would constitute a violation of relevant laws of, or require registration thereof in, such jurisdiction (except pursuant to an exemption, if available, from any applicable registration requirements or otherwise in compliance with all applicable laws).
Therefore, any persons who are subject to the laws and regulations of any jurisdiction other than the United Kingdom or CWC Shareholders who are not resident in the United Kingdom should inform themselves about and observe any applicable requirements in their jurisdiction. Any failure to comply with the applicable requirements may constitute a violation of the laws and/or regulations of any such jurisdiction. None of the securities referred to in this announcement have been approved or disapproved by the SEC, any state securities commission in the United States or any other US regulatory authority, nor have such authorities passed upon or determined the adequacy or accuracy of the information contained in this announcement. Any representation to the contrary is a criminal offence in the United States.
Further details in relation to CWC Shareholders in overseas jurisdictions will be contained in the Scheme Document.

Additional Information for Liberty Global Shareholders

This announcement may be deemed to be solicitation material in respect of the approvals sought at the Liberty Global General Meeting, including the issuance of Liberty Global Shares. The Preliminary Proxy Statement and the definitive proxy statement, in each case, as applicable, and other relevant materials in connection with the Acquisition (when they become available), and any other documents filed by Liberty Global with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC at Liberty Global’s website, http://www.libertyglobal.com, or by contacting Liberty Global’s investor relations department in writing at Liberty Global, 12300 Liberty Boulevard, Englewood, Colorado 80112, USA. SHAREHOLDERS OF LIBERTY GLOBAL SHOULD READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ACQUISITION THAT LIBERTY GLOBAL FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Liberty Global and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Liberty Global’s shareholders with respect to the approvals sought at the Liberty Global General Meeting. Information about Liberty Global’s directors and executive officers and their ownership of Liberty Global Shares is set forth in Liberty Global’s proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on 29 April 2015, as supplemented by the definitive proxy statement prepared in connection with the Acquisition. Information regarding the identity of the potential participants, and their direct and indirect interests in the solicitation, by security holders or otherwise, will be set forth in the Preliminary Proxy Statement, definitive proxy statement and other materials to be filed with the SEC in connection with the Acquisition and the proposed issuance of Liberty Global Shares.

Additional Information for CWC Shareholders

The Liberty Global Shares to be issued under the Acquisition have not been, and are not expected to be, registered under US Securities Act or under the securities laws of any state or other jurisdiction of the United States. It is expected that the Liberty Global Shares will be issued pursuant to the Scheme in reliance upon an exemption from the registration requirements of the US Securities Act set forth in Section 3(a)(10) thereof. CWC Shareholders (whether or not US persons) who are or will be affiliates (within the meaning of Rule 144 under the US Securities Act) of Liberty Global prior to, or after, the Effective Date will be subject to certain US transfer restrictions relating to the Liberty Global Shares received pursuant to the Scheme. Specifically, Liberty Global Shares delivered to such affiliated CWC Shareholders may not be offered, sold, resold, delivered, distributed or otherwise transferred, directly or indirectly, absent registration under the US Securities Act or an exemption therefrom.

Liberty Global reserves the right, subject to the prior consent of the Panel and in the circumstances described in this announcement, to elect to implement the Acquisition by way of an Offer followed by the Merger. Any securities to be issued in connection with an Offer would be expected to be registered under the US Securities Act. In the event that Liberty Global exercises its right to implement the Acquisition pursuant to an Offer followed by the Merger or otherwise in a manner that is not exempt from the registration requirements of the US Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to any securities that would be issued in the Acquisition. IN THIS EVENT, CWC SHAREHOLDERS SHOULD READ THESE DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to Liberty Global’s contact for enquiries identified above. If the Acquisition is implemented by way of an Offer followed by the Merger, the Offer will be conducted in compliance with the applicable tender offer rules under the US Exchange Act, including Section 14(e) of the US Exchange Act and Regulation 14E thereunder.

Disclosure Requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

About Liberty Global

Liberty Global is the largest international cable company with operations in 14 countries. We connect people to the digital world and enable them to discover and experience its endless possibilities. Our market-leading products are provided through next-generation networks and innovative technology platforms that connected 27 million customers subscribing to 57 million television, broadband internet and telephony services at September 30, 2015. In addition, we served five million mobile subscribers and offered WiFi service across six million access points.

Liberty Global's businesses are currently attributed to two tracking stock groups: the Liberty Global Group (NASDAQ: LBTYA, LBTYB and LBTYK), which primarily comprises our European operations, and the LiLAC Group (NASDAQ: LILA and LILAK, OTC Link: LILAB), which comprises our operations in Latin America and the Caribbean.

Liberty Global's consumer brands are Virgin Media, Ziggo, Unitymedia, Telenet, UPC, VTR and Liberty. Our operations also include Liberty Global Business Services and Liberty Global Ventures.

For more information, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Marcus Smith	+44 20 7190 6374
Christian Fangmann	+49 221 8462 5151	Bert Holtkamp	+31 20 778 9800
John Rea	+1 303 220 4238	Matt Beake	+44 20 8483 6428

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